GENERAL (Tables)	12 Months Ended
Dec. 31, 2012
GENERAL [Abstract]
Effect of Adjusting the Partnership's Financial Statements
In October 2011 and July 2012, the Partnership acquired from Golar interests in subsidiaries that own and operate the FSRUs, the Golar Freeze and the Nusantara Regas Satu ("NR Satu"), repectively. In addition, in November 2012, the Partnership acquired from Golar interests in subsidiaries that lease and operate the LNG carrier, the Golar Grand. These transactions are also deemed to be a reorganization of entities under common control. As a result, the Partnership's balance sheets, statements of operations, statements of comprehensive income, cash flows and changes in partners' capital/ owners' equity have been retroactively adjusted to include these vessels (herein collectively referred to as the "Dropdown Predecessor") as if the Partnership had acquired these vessels when they began operations under the ownership of Golar. All vessels were under common control for all periods included in these financial statements. The excess of the consideration paid by the Partnership over Golar's historical costs is accounted for as an equity distribution to Golar (refer to Note 25(j)). The effect of adjusting the Partnership's financial statements to account for these common control exchanges is shown below:

	2011			2010
(in thousands of $)	As revised	Amount of change	As reported	As revised	Amount of change	As reported
Time charter revenues	225,452	21,727	203,725	205,808	23,268	182,540
Net income (loss)	95,397	5,873	89,524	63,517	(8,094)	71,611
Equity	298,033	208,069	89,964	376,940	101,680	275,260
Total assets	1,437,813	362,318	1,075,495	1,407,810	271,917	1,135,893
Total liabilities	1,139,780	154,249	985,531	1,030,870	170,237	860,633